Exhibit 99.1

P.O. BOX 3795	HOUSTON, TEXAS 77253	TEL 832 357 3000	FAX 832 357 5503

For more information:	Dennis Barber, Investor Relations: 832-357-3042
Laurie Fickman, Media Relations: 832-357-7720
www.rrienergy.com

For immediate release:	November 3, 2010
RRI Energy Reports Third Quarter 2010 Results
•	Merger with Mirant to create GenOn Energy will create significant near-term value driven by $150 million annual cost savings
•	Received stockholder approval from both companies

•	Entered into revolving credit facility and agreements to borrow $1.925 billion, which will satisfy the financing condition in the merger agreement
•	Received FERC approval and NY Public Service Commission clearance

•	Expect to close by the end of the year

•	Third quarter financial results improved year-over-year and reflect continued depressed commodity prices and weak economic conditions

•	Investments to improve equipment performance resulted in 3% reduction in unplanned outage rate compared to Q1

•	New Castle and Titus power plant non-cash impairments totaling $113 million charged in third quarter
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of $212 million for the third quarter of 2010, compared to $133 million for the third quarter of 2009. The improvement was primarily due to improved energy margins driven by higher heat rates related to warmer weather in July and early August and improved economic conditions compared to the same period last year. The company reported adjusted EBITDA of $212 million in the third quarter of 2010, compared to $100 million in the third quarter of 2009. The improvement was primarily due to the items mentioned above and a reduction in losses from coal hedges. Free cash flow provided by continuing operations during the first nine months of 2010 was $84 million, compared to a use of cash of ($182) million for the first nine months of 2009. The improvement was primarily a result of improved earnings and lower environmental capital expenditures.
“We have made excellent progress toward completing the steps necessary to finalize our proposed merger with Mirant and expect to close the transaction by the end of the year after we receive clearance from the Department of Justice,” said Mark Jacobs, president and chief executive officer of RRI Energy. “Third quarter financial results and market conditions have improved relative to last year, but still reflect continued depressed commodity prices and weak economic conditions.”

1

Open EBITDA was $241 million for the first nine months of 2010, compared to $129 million for the same period of 2009. Adjusted EBITDA was $244 million for the first nine months of 2010, compared to $42 million for the same period of 2009. The improvements were due to the same factors as described above, partially offset by increased plant operation and maintenance expenses to improve equipment performance.
Income from continuing operations before income taxes for the third quarter of 2010 was $41 million, compared to a loss from continuing operations of $9 million for the third quarter of 2009. The 2010 reported results include net unrealized gains from energy derivatives of $51 million, $5 million in merger-related costs and a $113 million charge for long-lived assets impairments. The reported numbers for 2009 include net unrealized gains from energy derivatives of $7 million.
The loss from continuing operations before income taxes for the first nine months of 2010 was $361 million, compared to $334 million for the first nine months of 2009. The 2010 reported results include net unrealized gains from energy derivatives of $112 million, a $17 million charge for western states litigation and similar settlements, $19 million in merger-related costs and a $361 million charge for long-lived assets impairments. The reported numbers for 2009 include net unrealized losses from energy derivatives of $30 million and $8 million in severance charges. Operating cash flow from continuing operations was $252 million for the first nine months of 2010, compared to a use of cash of ($275) million for the same period of 2009.
Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow provided by/(used in) continuing operations

•	Free cash flow provided by/(used in) continuing operations

•	Open energy gross margin

•	Other margin

•	Open gross margin

•	Total controllable costs

•	Total controllable costs/MWh

•	Total controllable costs/MW capacity

•	Gross debt

•	Net debt

•	Operation and maintenance, excluding severance

•	General and administrative, excluding severance and merger-related costs
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

2

Webcast Of Earnings Conference Call
RRI Energy will host its third quarter 2010 earnings conference call beginning at 10:00 a.m. Eastern Time on Wednesday, November 3, 2010. The conference call will be webcast live with audio and slides at www.rrienergy.com in the Investor Relations section. A replay of the call can be accessed approximately two hours after the call’s completion.
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI routinely posts all important information on its web site at www.rrienergy.com.
Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “think”, “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, statements about the benefits of the proposed merger involving us and Mirant Corporation, including our future financial position and operating results and the expected timing or ability to obtain necessary approvals and satisfy conditions to complete the merger and the related financings, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” sections of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC). Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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Additional Information and Where To Find It
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between us and Mirant, we filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of us and Mirant and that also constitutes a prospectus of us. The registration statement was declared effective by the SEC on September 13, 2010. We and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from our website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
###

4

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(thousands of dollars, except per share amounts)

Revenues:
Revenues (including $49,536, $(25,095), $98,621 and $(51,225) unrealized gains (losses))	$697,556	$507,179	$1,702,464	$1,363,140

Expenses:
Cost of sales (including $856, $31,826, $13,278 and $20,857 unrealized gains)	305,616	267,632	837,415	872,373
Operation and maintenance	116,196	114,457	459,815	428,567
General and administrative	20,215	23,686	76,403	80,345
Western states litigation and similar settlements	—	—	17,000	—
Gains on sales of assets and emission and exchange allowances, net	(664)	(1,013)	(1,700)	(21,184)
Long-lived assets impairments	112,856	—	360,571	—
Depreciation and amortization	64,968	67,724	196,436	203,228

Total operating expense	619,187	472,486	1,945,940	1,563,329

Operating Income (Loss)	78,369	34,693	(243,476)	(200,189)

Other Income (Expense):
Debt extinguishments gains (losses)	—	(103)	—	741
Interest expense	(39,568)	(44,614)	(122,197)	(136,600)
Interest income	126	407	492	1,376
Other, net	2,040	880	4,663	942

Total other expense	(37,402)	(43,430)	(117,042)	(133,541)

Income (Loss) from Continuing Operations Before Income Taxes	40,967	(8,737)	(360,518)	(333,730)
Income tax expense (benefit)	18,805	9,532	69,657	(105,988)

Income (Loss) from Continuing Operations	22,162	(18,269)	(430,175)	(227,742)
Income from discontinued operations	664	2,841	4,178	864,467

Net Income (Loss)	$22,826	$(15,428)	$(425,997)	$636,725

Basic and Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.06	$(0.05)	$(1.22)	$(0.65)
Income from discontinued operations	—	0.01	0.01	2.46

Net income (loss)	$0.06	$(0.04)	$(1.21)	$1.81

Weighted Average Common Shares Outstanding (in thousands):
- Basic	353,520	351,561	353,434	350,908
- Diluted	353,705	351,561	353,434	350,908
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment
and Adjusted and Open Data
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	Change	2010	2009	Change
	(millions of dollars)

East coal open gross margin (1)	$172	$100	$72	$427	$310	$117
East gas open gross margin (1)	85	67	18	196	155	41
West open gross margin (1)	71	81	(10)	101	118	(17)
Other open gross margin (1)	14	19	(5)	28	46	(18)

Total	342	267	75	752	629	123

Operation and maintenance, excluding severance	(116)	(114)	(2)	(458)	(424)	(34)
General and administrative, excluding severance and merger-related costs	(16)	(21)	5	(58)	(77)	19
Other income (loss), net	2	1	1	5	1	4

Open EBITDA	212	133	79	241	129	112

Hedges and other items	(1)	(34)	33	1	(108)	109
Gains on sales of assets and emission and exchange allowances, net	1	1	—	2	21	(19)

Adjusted EBITDA	212	100	112	244	42	202

Unrealized gains (losses) on energy derivatives	51	7	44	112	(30)	142
Western states litigation and similar settlements	—	—	—	(17)	—	(17)
Severance (2)	—	(3)	3	(2)	(8)	6
Merger-related costs (3)	(5)	—	(5)	(19)	—	(19)
Long-lived assets impairments	(113)	—	(113)	(361)	—	(361)
Debt extinguishments gains	—	—	—	—	1	(1)

EBITDA	145	104	41	(43)	5	(48)

Depreciation and amortization	(65)	(68)	3	(196)	(203)	7
Interest expense, net	(39)	(45)	6	(122)	(136)	14

Income (loss) from continuing operations before income taxes	$41	$(9)	$50	$(361)	$(334)	$(27)

(1)	Segment profitability measure consists of open energy gross margin and other margin.

(2)	Includes severance classified in operation and maintenance and general and administrative expenses.

(3)	Includes merger-related costs classified in general and administrative.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets

	September 30, 2010	December 31, 2009
	(thousands of dollars, except per share amounts)
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$781,097	$943,440
Restricted cash	6,930	24,093
Accounts and notes receivable, principally customer, net	124,054	152,569
Inventory	280,612	331,584
Derivative assets	175,146	132,062
Margin deposits	124,953	198,582
Prepayments and other current assets	86,404	86,844
Current assets of discontinued operations ($14,823 and $55,855 of margin deposits)	40,641	108,476

Total current assets	1,619,837	1,977,650

Property, plant and equipment, gross	5,766,852	6,330,879
Accumulated depreciation	(1,644,285)	(1,728,566)

Property, Plant and Equipment, net	4,122,567	4,602,313

Other Assets:
Other intangibles, net	290,977	305,913
Derivative assets	51,488	53,138
Prepaid lease	285,772	277,370
Other ($27,655 and $33,793 accounted for at fair value)	198,165	239,078
Long-term assets of discontinued operations	3,230	5,232

Total other assets	829,632	880,731

Total Assets	$6,572,036	$7,460,694

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$108	$404,505
Accounts payable, principally trade	99,346	142,787
Derivative liabilities	88,714	151,461
Margin deposits	33,479	2,860
Other	233,318	169,898
Current liabilities of discontinued operations ($0 and $11,000 of margin deposits)	14,891	58,452

Total current liabilities	469,856	929,963

Other Liabilities:
Derivative liabilities	35,964	61,436
Other	265,069	260,547
Long-term liabilities of discontinued operations	13,315	13,700

Total other liabilities	314,348	335,683

Long-term Debt	1,949,689	1,949,771

Commitments and Contingencies
Temporary Equity Stock-based Compensation	7,303	6,890

Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 353,432,149 and 352,785,985 issued)	114	114
Additional paid-in capital	6,268,528	6,259,248
Accumulated deficit	(2,398,386)	(1,972,389)
Accumulated other comprehensive loss	(39,416)	(48,586)

Total stockholders’ equity	3,830,840	4,238,387

Total Liabilities and Equity	$6,572,036	$7,460,694

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$(425,997)	$636,725
Income from discontinued operations	(4,178)	(864,467)

Loss from continuing operations	(430,175)	(227,742)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	196,436	203,228
Deferred income taxes	67,566	(106,923)
Net changes in energy derivatives	(107,469)	30,748
Gains on sales of assets and emission and exchange allowances, net	(1,700)	(21,184)
Western states litigation and similar settlements	17,000	—
Long-lived assets impairments	360,571	—
Amortization of deferred financing costs	5,220	5,405
Other, net	(7,426)	(1,392)
Changes in other assets and liabilities:
Accounts and notes receivable, net	29,411	117,255
Inventory	48,189	(1,399)
Margin deposits, net	104,248	(239,903)
Net derivative assets and liabilities	(2,358)	(26,816)
Western states litigation and similar settlement payments	—	(3,449)
Accounts payable	(23,814)	(9,111)
Other current assets	361	7,817
Other assets	(17,165)	(19,858)
Taxes payable/receivable	773	(3,479)
Other current liabilities	23,726	36,779
Other liabilities	(10,911)	(15,719)

Net cash provided by (used in) continuing operations from operating activities	252,483	(275,743)
Net cash provided by discontinued operations from operating activities	34,586	534,275

Net cash provided by operating activities	287,069	258,532

Cash Flows from Investing Activities:
Capital expenditures	(64,041)	(157,750)
Proceeds from sales of assets, net	8,385	35,931
Proceeds from sales of emission and exchange allowances	139	19,180
Purchases of emission allowances	(270)	(7,624)
Other, net	4,863	2,998

Net cash used in continuing operations from investing activities	(50,924)	(107,265)
Net cash provided by (used in) discontinued operations from investing activities	(4,402)	313,775

Net cash provided by (used in) investing activities	(55,326)	206,510

Cash Flows from Financing Activities:
Payments of long-term debt	(399,809)	(59,413)
Proceeds from issuances of stock	1,899	4,584

Net cash used in continuing operations from financing activities	(397,910)	(54,829)
Net cash used in discontinued operations from financing activities	—	(260,707)

Net cash used in financing activities	(397,910)	(315,536)

Net Change in Cash and Cash Equivalents, Total Operations	(166,167)	149,506
Less: Net Change in Cash and Cash Equivalents, Discontinued Operations	(3,824)	(100,197)
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	943,440	1,004,367

Cash and Cash Equivalents at End of Period, Continuing Operations	$781,097	$1,254,070

Free Cash Flow Reconciliation
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
	(millions of dollars)

Operating cash flow from continuing operations	$252	$(275)
Change in margin deposits, net	(104)	240

Adjusted cash flow provided by (used in) continuing operations	148	(35)

Capital expenditures	(64)	(158)
Proceeds from sales of emission and exchange allowances	—	19
Purchases of emission allowances	—	(8)

Free cash flow provided by (used in) continuing operations	$84	$(182)

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Power Generation Operational and Financial Data
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	Change	2010	2009	Change
	(in millions)			(in millions)
East Coal
Open energy gross margin (1)	$113	$43	$70	$269	$178	$91
Other margin (2)	59	57	2	158	132	26

Open gross margin (3) (4)	$172	$100	$72	$427	$310	$117

East Gas
Open energy gross margin (1)	$27	$12	$15	$37	$18	$19
Other margin (2)	58	55	3	159	137	22

Open gross margin (3) (4)	$85	$67	$18	$196	$155	$41

West
Open energy gross margin (1)	$7	$3	$4	$7	$12	$(5)
Other margin (2)	64	78	(14)	94	106	(12)

Open gross margin (3) (4)	$71	$81	$(10)	$101	$118	$(17)

Other
Open energy gross margin (1)	$3	$—	$3	$3	$—	$3
Other margin (2)	11	19	(8)	25	46	(21)

Open gross margin (3) (4)	$14	$19	$(5)	$28	$46	$(18)

Total
Open energy gross margin (1)	$150	$58	$92	$316	$208	$108
Other margin (2)	192	209	(17)	436	421	15

Open gross margin (4)	$342	$267	$75	$752	$629	$123

Total margin capture factor (5)	92.1%	94.8%	-2.7%	87.0%	89.5%	-2.5%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	Change	2010	2009	Change

Generation (GWh) (6):
East Coal	5,513.9	4,943.5	570.4	15,592.3	14,711.6	880.7
East Gas	904.3	1,004.1	(99.8)	1,691.7	1,638.4	53.3
West	168.3	272.7	(104.4)	194.8	497.7	(302.9)
Other	356.6	11.6	345.0	394.0	73.9	320.1

Total	6,943.1	6,231.9	711.2	17,872.8	16,921.6	951.2

Open Energy Unit Margin ($/MWh) (7):
East Coal	$20.49	$8.70	$11.79	$17.25	$12.10	$5.15
East Gas	29.86	11.95	17.91	21.87	10.99	10.88
West	41.59	11.00	30.59	35.93	24.11	11.82
Other	8.41	—	8.41	7.61	—	7.61

Weighted average total	$21.60	$9.31	$12.29	$17.68	$12.29	$5.39

(1)	Open energy gross margin is calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs.

(2)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies relating to optimizing our assets.

(3)	Segment profitability measure.

(4)	This figure excludes the effects of hedges and other items and unrealized gains/losses on energy derivatives.

(5)	Total margin capture factor is calculated by dividing open gross margin generated by the plants by the total available open gross margin, assuming 100% availability.

(6)	Excludes generation related to power purchase agreements.

(7)	Represents open energy gross margin divided by generation.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Total Controllable Costs Metrics
(Unaudited)
Efficiency Measures — Total Controllable Costs

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(in millions, except per MWh and per MW data)

Operation and maintenance, excluding severance (1)	$116	$114	$458	$424
REMA lease expense	(15)	(15)	(45)	(45)
General and administrative, excluding severance and merger-related costs (1)	16	21	58	77
Maintenance capital expenditures	4	10	24	45

Total Controllable Costs	$121	$130	$495	$501

TWh generation	6.9	6.2	17.9	16.9

Total Controllable Costs/MWh	$18	$21	$28	$30

MW capacity (2)	14,586	14,563	14,586	14,563

Total Controllable Costs ($ thousands)/MW capacity	$8.3	$8.9	$33.9	$34.4
Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(in millions, except per MWh and per MW data)

Operation and maintenance (O&M)	$116	$115	$460	$429
General and administrative (G&A)	21	23	77	80
Capital expenditures	14	43	64	158

Total operation and maintenance, general and administrative and capital expenditures	$151	$181	$601	$667

Total Controllable Costs	$121	$130	$495	$501
REMA lease expense in operation and maintenance	15	15	45	45
Severance included in operation and maintenance	—	1	2	5
Severance included in general and administrative	—	2	—	3
Merger-related costs included in general and administrative	5	—	19	—
Environmental capital expenditures	10	25	32	91
Capitalized interest	—	8	8	22

Total operation and maintenance, general and administrative and capital expenditures	$151	$181	$601	$667

TWh generation	6.9	6.2	17.9	16.9

Total O&M, G&A and capital expenditures/MWh	$22	$29	$34	$39

MW capacity (2)	14,586	14,563	14,586	14,563
Total O&M, G&A and capital expenditures ($ thousands)/MW capacity	$10.4	$12.4	$41.2	$45.8

(1)
Excludes (a) severance charges incurred in connection with (i) repositioning the company in connection with the sale of our retail business and (ii) implementing our plant-specific operating model, classified in operation and maintenance and general and administrative and (b) merger-related costs classified in general and administrative. Merger-related costs include financial advisory fees, legal costs, stock-based compensation expense related to the modification of our stock options and other merger-related expenses.

(2)	MW capacity changed from September 30, 2009 to September 30, 2010 as a result of MW re-ratings that occurred during the fourth quarter of 2009 and third quarter of 2010.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
East Coal
(Unaudited)

	Net Generating	Heat Rate	Q3 Total Margin Capture Factor		Q3 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010	2009	2010	2009

Cheswick	565	10.0	83.8%	90.8%	674.1	810.5
Conemaugh (1)	281	9.4	95.8%	95.2%	543.9	471.3
Elrama	460	11.3	82.9%	89.3%	181.1	32.5
Keystone (1)	284	9.5	94.4%	92.9%	587.0	508.5
Portland	401	9.8	88.8%	85.7%	599.5	501.1
Seward	525	9.6	94.4%	87.8%	1,050.1	1,010.3
Shawville (1)	597	10.3	85.9%	93.8%	571.3	503.3
Titus	243	10.8	94.7%	93.5%	236.4	191.9
Avon Lake	763	9.3	87.8%	89.3%	704.8	690.1
New Castle	333	10.6	92.6%	96.1%	246.5	146.5
Niles	244	10.5	77.5%	89.5%	119.2	77.5

East Coal Total	4,696		89.4%	90.5%	5,513.9	4,943.5

	Net Generating	Heat Rate	Q3 YTD Total Margin Capture Factor		Q3 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010	2009	2010	2009

Cheswick	565	10.0	70.0%	81.8%	1,735.1	2,050.6
Conemaugh (1)	281	9.4	92.8%	96.2%	1,453.5	1,496.9
Elrama	460	11.3	80.7%	82.8%	464.8	278.9
Keystone (1)	284	9.5	95.3%	88.6%	1,698.8	1,432.0
Portland	401	9.8	76.8%	84.8%	1,306.4	1,693.7
Seward	525	9.6	81.6%	71.0%	2,732.7	2,377.0
Shawville (1)	597	10.3	84.2%	90.1%	2,154.2	1,654.7
Titus	243	10.8	90.0%	93.6%	636.5	765.1
Avon Lake	763	9.3	83.4%	88.9%	2,351.4	2,313.2
New Castle	333	10.6	93.3%	88.6%	656.2	449.8
Niles	244	10.5	74.5%	70.8%	402.7	199.7

East Coal Total	4,696		82.8%	84.5%	15,592.3	14,711.6

(1)
The Company leases a 100% interest in the Shawville plant, a 16.67% interest in the Keystone plant and a 16.45% interest in the Conemaugh plant under facility lease agreements, which expire in 2026, 2034 and 2034, respectively. The table includes our net share of capacity for the coal units of these plants.

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
East Gas
(Unaudited)

	Net Generating	Heat Rate	Q3 Total Margin Capture Factor				Q3 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Aurora	878	10.5	NM	(1)	NM	(1)	16.5	2.8
Blossburg	19	14.6	NM	(1)	NM	(1)	0.8	2.5
Brunot Island	289	10.4	NM	(1)	NM	(1)	3.9	0.2
Gilbert	536	11.0	NM	(1)	NM	(1)	16.5	4.0
Glen Gardner	160	14.6	NM	(1)	NM	(1)	4.8	0.3
Hamilton	20	14.8	NM	(1)	NM	(1)	0.6	0.1
Hunterstown	60	14.8	NM	(1)	NM	(1)	7.6	0.2
Hunterstown CCGT	810	7.0	88.2%		99.1%		829.8	990.6
Mountain	40	14.3	NM	(1)	NM	(1)	3.6	0.3
Orrtanna	20	14.4	NM	(1)	NM	(1)	1.1	0.1
Portland	169	11.2	NM	(1)	NM	(1)	3.7	0.7
Sayreville	224	13.8	NM	(1)	NM	(1)	3.2	0.3
Shawnee	20	14.0	NM	(1)	NM	(1)	0.2	0.2
Shawville (2)	6	10.2	NM	(1)	NM	(1)	—	—
Titus	31	17.4	NM	(1)	NM	(1)	—	—
Tolna	39	14.2	NM	(1)	NM	(1)	2.6	0.2
Warren	68	12.8	NM	(1)	NM	(1)	—	—
Werner	212	13.8	NM	(1)	NM	(1)	4.0	0.6
Shelby	356	9.8	NM	(1)	NM	(1)	5.4	1.0

East Gas Total	3,957		92.2%		95.1%		904.3	1,004.1

	Net Generating	Heat Rate	Q3 YTD Total Margin Capture Factor				Q3 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Aurora	878	10.5	NM	(1)	NM	(1)	27.9	13.9
Blossburg	19	14.6	NM	(1)	NM	(1)	1.2	2.6
Brunot Island	289	10.4	NM	(1)	NM	(1)	8.9	3.6
Gilbert	536	11.0	NM	(1)	NM	(1)	18.9	12.3
Glen Gardner	160	14.6	NM	(1)	NM	(1)	4.9	0.3
Hamilton	20	14.8	NM	(1)	NM	(1)	0.6	0.6
Hunterstown	60	14.8	NM	(1)	NM	(1)	8.8	1.6
Hunterstown CCGT	810	7.0	91.6%		96.8%		1,593.9	1,594.2
Mountain	40	14.3	NM	(1)	NM	(1)	4.7	2.0
Orrtanna	20	14.4	NM	(1)	NM	(1)	1.2	0.2
Portland	169	11.2	NM	(1)	NM	(1)	3.8	2.6
Sayreville	224	13.8	NM	(1)	NM	(1)	4.4	1.5
Shawnee	20	14.0	NM	(1)	NM	(1)	0.2	0.2
Shawville (2)	6	10.2	NM	(1)	NM	(1)	0.1	0.1
Titus	31	17.4	NM	(1)	NM	(1)	—	—
Tolna	39	14.2	NM	(1)	NM	(1)	2.8	0.5
Warren	68	12.8	NM	(1)	NM	(1)	—	—
Werner	212	13.8	NM	(1)	NM	(1)	4.0	1.2
Shelby	356	9.8	NM	(1)	NM	(1)	5.4	1.0

East Gas Total	3,957		92.0%		93.4%		1,691.7	1,638.4

(1)	NM is not meaningful.

(2)	The Company leases a 100% interest in the Shawville plant under a facility lease agreement, which expires in 2026. The table includes our net share of capacity for the gas units of this plant.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)
West

	Net Generating	Heat Rate	Q3 Total Margin Capture Factor				Q3 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Coolwater	622	10.1	NM	(1)	NM	(1)	10.4	22.8
Ellwood (2)	54	13.3	NM	(1)	NM	(1)	—	—
Etiwanda (2)	640	10.0	NM	(1)	NM	(1)	—	—
Mandalay (2)	560	10.9	NM	(1)	NM	(1)	55.9	94.0
Ormond Beach	1,516	9.6	NM	(1)	NM	(1)	102.0	155.9

West Total	3,392		97.9%		99.2%		168.3	272.7

	Net Generating	Heat Rate	Q3 YTD Total Margin Capture Factor				Q3 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Coolwater	622	10.1	NM	(1)	NM	(1)	11.2	38.9
Ellwood (2)	54	13.3	NM	(1)	NM	(1)	—	—
Etiwanda (2)	640	10.0	NM	(1)	NM	(1)	—	—
Mandalay (2)	560	10.9	NM	(1)	NM	(1)	66.5	208.7
Ormond Beach	1,516	9.6	NM	(1)	NM	(1)	117.1	250.1

West Total	3,392		94.3%		95.1%		194.8	497.7

Other

	Net Generating	Heat Rate	Q3 Total Margin Capture Factor				Q3 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Choctaw	800	7.0	NM	(1)	NM	(1)	356.6	11.6
Indian River (2)(3)	587	10.5	NM	(1)	NM	(1)	—	—
Osceola (2)	470	11.0	NM	(1)	NM	(1)	—	—
Sabine (4)	54	N/A	N/A		N/A		N/A	N/A
Vandolah (5)	630	N/A	N/A		N/A		N/A	N/A

Other Total	2,541		98.0	%(1)	NM	(1)	356.6	11.6

	Net Generating	Heat Rate	Q3 YTD Total Margin Capture Factor				Q3 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Choctaw	800	7.0	NM	(1)	NM	(1)	394.0	72.4
Indian River (2)(3)	587	10.5	NM	(1)	NM	(1)	—	—
Osceola (2)	470	11.0	NM	(1)	NM	(1)	—	1.5
Sabine (4)	54	N/A	N/A		N/A		N/A	N/A
Vandolah (5)	630	N/A	N/A		N/A		N/A	N/A

Other Total	2,541		99.0	%(1)	NM	(1)	394.0	73.9

(1)	NM is not meaningful.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	This plant was mothballed in January 2010, other than during the third quarter of 2010 where one unit serviced a power purchase agreement.

(4)
We own 50% interest in this plant located in Texas (non-ERCOT) having 108 MW of net generating capacity. An unaffiliated party owns the other 50%. The table includes our net share of capacity of this plant.

(5)
We are party to a tolling agreement entitling us to 100% of the capacity of this Florida plant having 630 MW of net generating capacity. This tolling agreement expires in 2012 and is treated as an operating lease for accounting purposes.

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Capital Expenditures
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009		2010		2009
	(in millions)			(in millions)

Maintenance capital expenditures	$4	$10		$24		$45

Environmental capital expenditures	10	25		32		91
Capitalized interest	—	8	(1)	8	(2)	22	(1)

Total environmental capital expenditures and capitalized interest	10	33		40		113

Total capital expenditures	$14	$43		$64		$158

(1)	Relates primarily to environmental capital expenditures for SO2 emission reductions at our Cheswick and Keystone plants, which are included in our East Coal segment.

(2)	Relates primarily to environmental capital expenditures for SO2 emission reductions at our Cheswick plant, which is included in our East Coal segment.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
GAAP Debt, Gross Debt and Net Debt
(Unaudited)

	September 30, 2010		December 31, 2009		Change
	(in millions)

Senior secured revolver	$—		$—		$—
Senior secured notes (1)	279		279		—
Senior unsecured notes	1,300		1,300		—
Orion Power 12% notes (2)	—		405		(405)
PEDFA fixed-rate bonds for Seward plant (1)	371		371		—

GAAP Debt	$1,950		$2,355		$(405)

Orion Power 12% notes purchase accounting adjustment	—		(5)		5
REMA operating leases (off-balance sheet)	411		423		(12)

Gross Debt	$2,361		$2,773		$(412)

Cash and cash equivalents	(781)		(943)		162
Restricted cash	(7)		(24)		17
Net margin deposits and cash collateral	(137	)(3)	(260	)(4)	123

Net Debt	$1,436		$1,546		$(110)

(1)	Expected to be refinanced in connection with the proposed merger with Mirant.

(2)	Orion Power 12% notes include purchase accounting adjustment of $5 million as of December 31, 2009. This debt was paid off in May 2010.

(3)	Includes $15 million related to discontinued operations and $31 million related to cash collateral.

(4)	Includes $45 million related to discontinued operations and $20 million related to cash collateral.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(832) 357-3042